SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 22, 2008

FMC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-2376	94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1735 Market Street, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(215) 299-6000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

FMC Corporation (“FMC”) amended the Corporation’s Bylaws, effective January 1, 2009, to provide for a majority vote standard in uncontested elections for directors, as well as to provide for a determination by the Board whether to accept the resignation of an incumbent director who has failed to receive the requisite majority vote.

A copy of the Restated Bylaws of FMC is filed as Exhibit 3.2 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.2	Restated Bylaws of FMC Corporation (as amended effective January 1, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION

By:	/s/ Andrea E. Utecht
Andrea E. Utecht
Vice President, General Counsel and Secretary

Date: December 22, 2008

EXHIBIT INDEX

Exhibit Number	Description
3.2	Restated Bylaws of FMC Corporation (as amended effective January 1, 2009).